                        FOURTH AMENDMENT AND AGREEMENT TO
                                 LOAN AGREEMENT

         This Fourth Amendment and Agreement to Loan Agreement is made as of the ______ day of ____________, 2000, by and between FLEET BANK, N. A., a national banking association ("Fleet"); and BANK LEUMI USA, formerly known as Bank Leumi Trust Company of New York, a New York banking corporation ("Bank Leumi"; Fleet and Bank Leumi are hereinafter referred to together as the "Banks"); and LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation (the "Borrower").

                                WITNESSETH THAT:

         WHEREAS, Fleet has extended a term loan to Lazare Kaplan Japan, Inc., a corporation ("Lazare Kaplan Japan") organized under the laws of Delaware in the sum of One Billion One Hundred Million Japanese Yen ('Y'1,100,000,000) (the "Lazare Kaplan Japan Loan"); and

         WHEREAS, the Borrower has guaranteed the payment and performance of the Lazare Kaplan Japan Loan and has secured its guaranty by pledging the sum of Ten Million Ten Thousand Ten and 01/100 Dollars ($10,010,010.01) to Fleet (the "Pledged Collateral"); and

         WHEREAS, in order to account for the foreign currency risk of the Lazare Kaplan Japan Loan which was made in Japanese Yen but secured by U.S. Dollars, the Banks and the Borrower amended the Loan Agreement dated as of May 14, 1996, as previously amended (as amended, the "Loan Agreement") between the Banks and the Borrower, in order to reduce the availability of the revolving loan extended thereunder by the amount that Fleet determined was the foreign currency risk related to the Lazare Kaplan Japan Loan; and

         WHEREAS, the Borrower and the Banks desire to amend the loan Agreement as a result of a recalculation of the foreign currency risk related to the Lazare Kaplan Japan Loan; and

         WHEREAS, Lazare Kaplan Japan and Fleet National Bank have entered into ISDA Master Agreement (the "Master Agreement"); and

         WHEREAS, in order to account for the interest rate risk of the Lazare Kaplan Japan Loan as a result of Lazare Kaplan Japan entering into the Master Agreement, the Banks and the Borrower desire to further amend the Loan Agreement in order to reduce the availability of the revolving loan extended thereunder by the amount that Fleet has determined is the interest rate risk related to the Lazare Kaplan Japan Loan.

         NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. All capitalized terms used herein without definition shall have the definitions assigned by the Loan Agreement.

         2. Effective the date hereof, Article One of the Loan Agreement is amended by adding new definitions for "Lazare Kaplan Japan Loan Foreign Currency/Interest Rate Risk" to read in its entirety as follows:

                  Lazare Kaplan Japan Loan Foreign Currency/Interest Rate Risk means the sum of (a) fifteen percent (15%) (or such other percentage as Fleet shall notify Bank Leumi and the Borrower




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         in writing as being the foreign currency risk related to the Lazare
         Kaplan Japan Loan upon each quarterly principal repayment of the Lazare Kaplan Japan Loan) of the U.S. Dollar equivalent of the outstanding principal balance of the Lazare Kaplan Japan Loan; plus (b) Two Hundred Ninety Thousand Dollars ($290,000) (which is the interest rate risk relating to the Lazare Kaplan Japan Loan as a result of Lazare Kaplan Japan entering into the Master Agreement).

         3. Effective the date hereof, the definition of "Commitment" set forth in Article 1 of the Loan Agreement is amended in its entirety as follows:

                  Commitment: as to each Bank, the amount set forth opposite such Bank's name on the signature page hereof under the caption "Commitment", as such amount is subject to reduction in accordance with the terms hereof, provided, however, in the case of Fleet, the Lazare Kaplan Japan Foreign Currency/Interest Rate Risk shall be deemed to be included as indebtedness incurred pursuant to Fleet's Commitment.

         4. The Banks and the Borrower hereby acknowledge and agree that the Lazare Kaplan Japan Loan Foreign Currency/Interest Rate Risk shall be deemed to be indebtedness of the Borrower to the Banks under the Loan Agreement for all purposes of determining the amount of the Loans outstanding under the Loan Agreement and for determining the utilization of the Total Commitment and each Bank's respective Commitment. The Lazare Kaplan Japan Loan Foreign Currency/Interest Rate Risk shall not be deemed to be indebtedness under the Loan Agreement for purposes of imposing an interest charge thereon.

         5. All references to the "Loan Agreement" in the Loan Agreement, the Notes and in all documents executed or delivered in connection with the Loan Agreement shall from and after the effective date hereof refer to the Loan Agreement, as amended hereby.

         6. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

         7. The Borrower jointly and severally covenant and agree to pay all out-of-pocket expenses, costs and charges incurred by the Banks (including reasonable fees and disbursements of counsel) in connection with the preparation and execution of this Fourth Amendment and Agreement to Loan Agreement.

         IN WITNESS WHEREOF, the undersigned parties have caused this Fourth Amendment and Agreement to Loan Agreement to be executed by their duly authorized officers as of the date first above written.

WITNESS:                                    LAZARE KAPLAN INTERNATIONAL
                                            INC.


_____________________________________        By:________________________________
                                             Title:

Commitment (including the indebtedness    FLEET BANK, N.A.
under the Lazare Kaplan Japan
Foreign Currency/Interest Rate Risk)
$24,000,000                                    By:_____________________________
                                               Title:


                                                By:____________________________
                                                   Title:

Commitment:                                     BANK LEUMI USA
$16,000,000

                                                By:____________________________
                                                Title:


                                                By:____________________________
                                                Title:

Acknowledged and Agreed to:
LAZARE KAPLAN EUROPE INC.


By:_________________________________________
Title:

LAZARE KAPLAN BELGIUM, N.V.


By:_________________________________________
Title:

LAZARE KAPLAN GHANA LTD.


By:_________________________________________
Title:


SUPREME GEMS N.V.

By:_________________________________________
Title:

LAZARE KAPLAN AFRICA, INC.


By:_________________________________________
Title:

LAZARE KAPLAN JAPAN, INC.


By:_________________________________________
Title: